UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2020

AMERICAN SHARED HOSPITAL SERVICES
(Exact name of registrant as specified in charter)

California	1-08789	94-2918118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Embarcadero Center, Suite 410 San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 415-788-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Shared Hospital Services Common Stock, No Par Value	AMS	NYSE AMERICAN
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

American Shared Hospital Services (the “Company”) today announced, effective October 1, 2020, the appointment of Raymond C. Stachowiak as the Company’s Chief Executive Officer. Mr. Stachowiak has served as the Company’s interim President and Chief Executive Officer since May 2020.

Mr. Stachowiak’s full biography is included in the Company’s definitive Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders held on June 26, 2020 filed by the Company with the Securities and Exchange Commission on April 29, 2020 and incorporated by reference herein.

Mr. Stachowiak is not currently engaged, and has not been engaged during the last fiscal year, in any related person transaction with the Company within the meaning of Item 404(a) of Regulation S-K.

The Company also announced that the following realignment of management duties are effective October 1, 2020. Craig K. Tagawa will assume the title of President, in addition to his current duties as Chief Operating and Financial Officer and Assistant Secretary. Ernest R. Bates will be promoted to Senior Vice President and will lead International Operations in addition to his current Sales and Business Development duties. Alexis Wallace, currently the Company’s Controller will become its Chief Accounting Officer.

Mr. Tagawa, Mr. Bates and Ms. Wallace are not currently engaged, and have not been engaged during the last fiscal year, in any related person transaction with the Company within the meaning of Item 404(a) of Regulation S-K.

Full biographies of Mr. Tagawa and Mr. Bates are included in the Company’s Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on April 4, 2020 and incorporated by reference herein.

Item 8.01 Other Events.

On September 16, 2020, the Company issued a press release announcing the appointment of Mr. Stachowiak as the Company’s Chief Executive Officer, as well as a realignment of current management duties for Mr. Tagawa, Mr. Bates and Ms. Wallace. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

Exhibit 99.1 Press Release, dated September 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Shared Hospital Services
Date:	September 16, 2020	By:	/s/ Raymond C. Stachowiak
			Name:	Raymond C. Stachowiak
			Title:	Interim President and CEO